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                          MODIFIED FULL SERVICE LEASE

         THIS LEASE ("Lease") dated for references purposes only is made between PS BUSINESS PARKS , L.P., a California limited ,Partnership ("Landlord"), and Fluid Audio Network. Inc,. a Delaware Commotion ("Tenant"), as of March 3, 2005 (the "date of this Lease").

                            BASIC LEASE INFORMATION

PROJECT: CULVER CITY - 5751-5859 UPLANDER WAY/ 5800-5860 HANNUM AVENUE, CULVER CITY, CA 90230

BUILDING:   Culver City - 5813A Uplander Way., Culver City, CA 90230

PREMISE 5813A DESCRIPTION OF PREMISES: (the Premises is on Exhibit A-1) In addition to Tenant's rights to use and occupy the Premises as hereinafter specified, the "Building" is depicted on Exhibit A-2" the "Project" or "Property" is depicted on Exhibit "A-3" and is commonly referred to as Culver City and contains approximately 146.402 rentable square feet.

RENTABLE AREA OF PREMISES: approximately  2.632  square feet

PERMITTED USE:  OFFICE USE FORA SOFTWARE DEVELOPMENT COMPANY. AND NO OTHER USE.

SCHEDULED TERM COMMENCEMENT DATE:  April 1. 2005

SCHEDULED INITIAL TERM: 36 months SCHEDULED TERM EXPIRATION DATE: March 31, 2008

BASE RENT:
         (a) Initial Annual Base Rent $ 47,376.00
         (b) Initial Monthly Installment of Base Rent $3,948.00
         (c) Subject to increase pursuant to Paragraph 3.1(b) as follows:

             April 1, 21006-March 31, 2007  $4.079,60
             April 1, 21007- March 31, 2008  $4,211 20

SECURITY DEPOSIT: $  11.844.00

EXPENSE BASE YEAR: TENANT'S EXPENSE BASE YEAR IS:  2005

TOTAL INITIAL MONTHLY PAYMENT: $  3.948.00

TENANT'S PROPORTIONATE SHARE OF BUILDING:  .0412  OF PROJECT:  .0179

PARKING DENSITY:   3 spaces per 1,000 rentable square feet of the Premises
                   unreserved in common with other tenants.

BROKERS: Britt Shuford t Andy McMullen. Lenord & Ohren and Matthew Brainard,
         Bailes &Associates

TENANT'S SIC CODE:  8900

TENANT CONTACT: Name:  Justin F Beckett
                Telephone Number:  (213) 841-9622
                FAX:_____________________________

ADDRESSES FOR NOTICES : To: Tenant               To: Landlord
                        5813A Uplander Way       2599E 28th Street Suite 202/204
                        Culver City. CA 90230    Signal Hill. CA 90755
                        Attn:  Justin F Beckett  Attn:  Sandra Witcher
                        FAX:_______________      FAX:  562-421-6101/562-492-9991

TENANT'S BILLING ADDRESS (If different from Notice Address]:____________________

LANDLORD'S REMTITANCE ADDRESS: PS Business Parks LP. Dent 42520(.)05,
                               Los Angeles, CA 90084-2520

GUARANTOR:  N/A

         IN WITNESS WHEREOF, the parties hereto have executed this Lease, consisting of the foregoing Basic Lease Information, the following Standard Lease Provisions consisting of Paragraphs 1 through 31 (the "Standard Lease Provisions") and Exhibits "A", "A-1", "A-2", "A-3", "B", "C", "D", "D-I", and Provision #29 - No Smoking all of which are incorporated herein by this reference (collectively, this "Lease"). In the event of any conflict between the provisions of the Basic Lease Information and the provisions of the Standard Lease Provisions, the Standard Lease Provisions shall control.

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          THIS LEASE, WHETHER OR NOT EXECUTED BY TENANT, IS SUBJECT TO
ACCEPTANCE BY LANDLORD, - ACTING BY ITSELF OR BY ITS AGENT BY THE SIGNATURE ON THIS LEASE OF ITS SENIOR VICE PRESIDENT, C.., VICE PRESIDENT, REGIONAL MANAGER OR DIRECTOR OF LEASING.

"Landlord"                              "Tenant"

PS BUSINESS PARKS, L.P.,                Fluid Audio Network, Inc.,
a California limited partnership,       a Delaware Corporation

                                        By: /s/ Justin F. Beckett
                                            -----------------------------------
By: /s/ Andrew Mircovich                    Justin F. Beckett     3/25/05
    ------------------------------          Its: CEO
    Andrew Mircovich                        Date:
    Its: Regional Manager                   By: /s/ Robert Buch
    Date: 9-8-05                            Its: COO
                                            Date: 3-28-05

Landlord Fed. ID #: 95-4609260

1. Automatic Payments: Unless Landlord otherwise directs in writing, all payments of Base Rent and the monthly estimated payments of Tenant's Proportionate Share of Operating Expenses shall may be made by automatic debit electronic payment. Tenant shall execute such documents, provide such information, and follow such procedures as are requested by Landlord from time to time to facilitate such payments. If, by reason of insufficient funds or other reason, any such payment is not fully made and received, such event shall be deemed a failure of Tenant to make the required payment. Payment shall be deemed made by Tenant on the date funds are actually received by Landlord; provided, if tenant is. then in default, Landlord shall have the right to return all or a part of any payment received within ten (10) business days of receipt, in which event the returned amount shall be deemed to have not been paid by Tenant or received by Landlord. Receipt of any funds pursuant to this Paragraph shall not constitute a waiver by Landlord of any Default by Tenant whether or not such Default Is known to Landlord.

2. Lease of Premises

         2.01 Landlord leases to Tenant, and Tenant leases from Landlord, the Premises, upon the terms of this Lease. The Premises are leased "AS IS' except only for the improvements, if any, which are to be constructed by Landlord pursuant to Exhibit "B." Any such improvements to be constructed by Landlord pursuant to Exhibit "B" are herein referred to as "Landlord's Work". Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty regarding the Premises. The square footages set forth in this Lease are approximate and agreed. Use of the terms "rentable" and "usable" is for convenience only and represents Landlord's interpretation of such terms. Landlord will deliver the Premises to Tenant with existing plumbing, electrical, fire sprinkler, lighting, air conditioning, heating and mechanical systems located in the Premises, if any, in good working condition and in compliance with all applicable governmental codes and regulations.

         2.02 Landlord's Work, if any, shall be installed by Landlord in compliance with all then applicable codes. Tenant, at its sole expense, agrees to comply with ail laws, codes, ordinances, and other legal requirements (including covenants and restrictions) applicable to the Premises (herein "Laws"). Tenant agrees to cause the Premises to comply with all Laws, including by making any changes to the Premises necessitated by any Tenant activity, including but not limited to changes required by (a) any Tenant Improvements or Tenant Alterations (as defined below), or (b) any use of the Premises or Property by Tenant; provided, Landlord reserves the right to accomplish such changes itself at the expense of Tenant. If any activity of Tenant necessitates changes to the Project other than the Premises, then Landlord shall elect that Landlord accomplish the same at the expense of Tenant or that Tenant accomplish the same at its own expense.

         2.03 If for any reason Landlord cannot deliver possession of the Premises on the estimated Commencement Date of the Lease Term, Landlord will not be subject to any liability nor will the validity of this Lease be affected in any manner. Rather, the Commencement Date shall be delayed until delivery of possession in which event the expiration date of the Lease Term shall be extended to include the same number of full calendar months as set forth in Basic Lease Information above (plus any partial first month); provided, in the event delivery of possession is delayed by any act, omission or request of Tenant, then the Premises shall be deemed to have been delivered (and the Commencement Date shall occur) on the earlier of the actual date of delivery or the date delivery would have occurred absent the number of days of such delay attributable to Tenant and the term shall then be for such number of full calendar months (plus any partial first month). If for any reason possession of the Premises is not delivered within ninety, (90) days of scheduled Commencement Date set forth in Basic Lease Information above, Landlord or Tenant may terminate this Lease by written notice given after such ninety (90) day period but prior to delivery of possession; provided, such ninety (90) day period shall be extended by (a) the number of days of delays attributable to Tenant (including but not limited to delays In approvals of plans or cost estimates, delays related to changes in plans requested by Tenant whether or not approved by Landlord, delays caused by Tenant installing any "Tenant Improvements," delays caused by other early entry or early occupancy by Tenant, and/or Other delays attributable to Tenant), plus (b) the number of days of delays caused by events beyond the reasonable control of Landlord (including but not limited to fire, earthquake, other casualty, inclement weather, acts of God, shortages of labor or material, lead times on ordered items, strike, acts or omissions of government, and/or delays in governmental permits, inspections or approvals). Any such termination shall be without liability of Landlord to Tenant. Any such termination by Tenant shall be Tenant's sole remedy for delay in delivery of possession.
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         7.02 Landlord shall be responsible for providing all trash receptacles and pickup for the Premises. In the event of any excessive trash in or outside the Premises, as determined by Landlord in its sole discretion, Landlord will have the right to remove such excess trash, charge all costs and expenses attributable to its removal to Tenant. Tenant will not cause, maintain or permit any outside storage on or about the Property without prior written consent by Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. In the event of any unauthorized outside storage by Tenant, Landlord will have the right, without notice, in addition to such other rights and remedies it may have, to remove any such storage at the expense of Tenant.

8. Parking

         All parking will comply with the terms and conditions of this Lease and the parking rules and regulations included in Exhibit "D." Tenant will have a non-exclusive privilege to use those parking spaces designated by Landlord for public parking. Vehicles parked in public parking areas will be no larger than full-sized passenger automobiles or standard pickup trucks. Landlord reserves the right, without notice to Tenant, to tow away at Tenant's sole cost and expense any vehicles parked in any parking area for any continuous period of 24 hours or more, or earlier. if Landlord, in its sole discretion, determines such parking to be a hazard or inconvenience to other Tenants or Landlord, or violates any rules or regulations or posted notices related to parking. Landlord shall not be responsible for enforcing Tenant's parking rights against third parties. From time to time, Landlord reserves the right upon written notice to Tenant, to change the location, the availability and nature of parking spaces, establish reasonable time limits on parking, and, on an equitable basis, to assign specific spaces with or without charge to Tenant as Additional Rent. The parking privileges granted to Tenant are personal to Tenant; Tenant shall not assign or sublet parking privileges.

9. Utilities and Services

         9.01 Subject to the other provisions of this Lease, the following services are provided.

                  A. Electricity, water, and elevator service (If elevators presently serve the Premises) are provided.

                  B. Heating and air conditioning are provided 8:00 a.m. to 6:00 p.m, weekdays and 9:00 a.m. to 1:00 p.m. Saturdays, except holidays. If Tenant desires such service during other hours, Tenant must prearrange the same with Landlord and pay an additional charge not to exceed the actual cost for such service.

                  C. Five days per week janitorial service, periodic window cleaning, supplies for Building operation, and other customary services.

         If Tenant uses any utility or service In excess of normal usage levels, as determined by Landlord In its sole discretion, Landlord shall have the right to charge Tenant for such excess use and to charge Tenant the cost to separately meter such use.

         9.02 Landlord will not be liable or deemed in Landlord Default, nor will there be any abatement of rent or right to terminate this Lease, for (a) any interruption or reduction of utilities, utility services or telecommunication services, (b) any telecommunications or other company (whether selected by Landlord or Tenant) failing to provide such utilities or services or providing the same defectively, and/or (c) any utility interruption in the nature of blackouts, brownouts, or rolling interruptions. Tenant agrees to comply with any energy conservation programs required by law or implemented by Landlord. Tenant acknowledges that utility and service costs and availability may fluctuate significantly, due to power shortages or other events and factors, and Tenant accepts the risks of such fluctuations. Landlord reserves the right, in its sole discretion, to designate, at any time, the utility and service providers for Tenant's use within the Property; no such designation shall impose liability upon Landlord.

         9.03 Tenant has satisfied itself as to the adequacy of any Landlord owned utility equipment and the quantity of telephone lines and other service connections to the Building available for Tenant's use.

10. Tenant Improvements; Tenant Alterations and Mechanic's Liens

         10.01 Any Improvements to be constructed In the Premises by Tenant prior to Tenant initially commencing use of the Premises are referred to throughout this Lease as 'Tenant Improvements. All Tenant Improvements will be performed in accordance with the terms and conditions outlined in Exhibit "B" and also in accordance with the provisions t forth in this Paragraph 10 regarding Tenant Alterations.

         10.02 The following provisions apply to "Tenant Alterations' which means and includes (a) any alterations or improvements to the Premises undertaken by Tenant (other than nonstructural installation of equipment or trade fixtures), (b) any utility Installations at the Premises undertaken by Tenant, and (c) any repair, restoration, replacement, or maintenance work at the Premises undertaken by Tenant whether or not Tenant is required to undertake such work pursuant to this Lease. Tenant shall not commence any Tenant Alteration without first obtaining the prior written consent of Landlord in each instance which consent shall not be unreasonably withheld, conditioned or delayed in Landlord's reasonable discretion. Tenant shall submit such information regarding the intended Tenant Alteration as Landlord may reasonably require, and no request for consent shall be deemed complete until such information is delivered. The following provisions apply to all Tenant Alterations.

                  (a) Tenant shall hire a licensed general contractor who, in turn, shall hire only licensed subcontractors. All work shall be conducted expeditiously and be completed within a reasonable time.

                  (b) Tenant shall obtain all required permits and deliver a copy of the same to Landlord. Tenant shall install all Tenant Alterations in strict compliance with all permits, any plans approved by Landlord, and all conditions to Landlord's approval.
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                  (c)      Unless Landlord elects otherwise in its applicable
                           prior written consent, Tenant shall remove each Tenant Alteration at the end of this Lease or Tenants right of possession and restore the Premises to its prior condition, all at Tenant's expense.

                  (d) Tenant shall deliver to Landlord, within ten (10) days following installation of each Tenant Alteration, (w) accurate, reproducible as-built plans, (x) proof of final Inspection and approval by all governmental authorities, (y) complete lien waivers for all costs of the Tenant Alteration, and
                           (z) a copy of a recorded notice of completion.

         10.03 Landlord shall have the right to inspect all Tenant Alterations. Tenant shall pay to Landlord a fee equal to 3% of total project cost to compensate Landlord for review of plans, inspection of work, and other activities regarding any Tenant Alterations. Approval of any plans or inspection of any work is for the sole benefit of Landlord and is not a representation by Landlord that any work is suitable or complies with applicable requirements. Landlord's approval of any Tenant Improvements and Tenant Alterations and/or Landlord's approval or designation of any general contractor, subcontractor, supplier or other project participant will not create any liability whatsoever on the part of Landlord.

         10.04 Tenant shall pay all costs of Tenant Alterations as and when due. Tenant shall not allow any lien to be filed. Tenant shall obtain advance lien waivers and third-party beneficiary agreements from all contractors, subcontractors, suppliers, and others providing equipment, labor, materials, or services, in the form reasonably required by Landlord. If any lien is filed, then, without waiver of any other right or remedy, Landlord shall have the right to cause such lien to be removed by any means allowed by law, including bond, deposit, and/or payment of the underlying claim. All sums expended by Landlord in connection with such lien and/or its removal, including attorney fees, shall be immediately due from Tenant to Landlord, together with interest at the rate of 10%.

         10.05 All Tenant Improvements and Tenant Alterations are part of the realty and belong to Landlord. Tenant shall be solely responsible to insure all Tenant Alterations and to restore the same following any casualty. As a condition of Landlord consenting to any Tenant Improvements or Tenant Alterations, Landlord reserves the right, at any time: (i) to require Tenant to pay an amount determined by Landlord to cover the costs of demolishing part or all of any Tenant Improvements or Tenant Alterations and/or the cost of returning the Premises to their condition before any such work commenced (normal wear and tear excepted); and/or (ii) to elect to make Tenant the owner of all or any specified part of the Tenant Improvements or Tenant Alterations and/or to require Tenant, upon termination of this Lease, to remove none, all, or part of the same at its sole cost and expense. The provisions of this Paragraph shall survive the termination of this Lease.

         10.06 Notwithstanding any other provision of this Lease, Tenant shall remove, at, or prior to the expiration or termination of this Lease, at its expense, all wiring and cabling installed at the Premises which shall have been installed by Tenant or which Landlord shall have installed pursuant to this Lease or at the request of Tenant. Such wiring and cabling shall include but not be limited to (a) wiring and cabling above the ceiling panels, behind or within walls, and under or within floors, (b) wiring and cabling for voice, data, security or other purposes, (c) wiring and cabling installed pursuant this Paragraph 10, pursuant to Exhibit B, or otherwise, and (d) all related Installations, equipment and items whatsoever.

11. Repairs

         11.01 Subject to Paragraph 11.02 below, Tenant shall, at all times and at its sole cost and expense, keep ail parts of the Premises (including Tenant Improvements and Tenant Alterations) in good order, and in a neat, clean and safe condition. If Tenant does not perform required maintenance, Landlord shall have the right, without waiver of Default nor of any other right or remedy, to perform such obligations of Tenant on Tenant's behalf, and Tenant will reimburse Landlord for any costs incurred immediately upon demand.

         11.02 Landlord shall perform all repairs required in the Premises. All costs incurred by Landlord in making such repairs shall be Operating Expenses; provided, Tenant shall reimburse Landlord for 100% of any such costs incurred by Landlord (a) due to the act or omission of Tenant (including but not limited to clogging of plumbing, stain removal, and repair of damage to the Premises), or
(b) for repairs or maintenance in excess of or other than routine Building standard repairs and maintenance as determined by Landlord In its sole 'discretion (for example, maintenance of any above standard dedicated HVAC unit repair of built-in appliances, or periodic replacing of above standard light bulbs). Tenant expressly waives the benefit of any statute or other legal right now or hereafter in effect which would otherwise afford Tenant the right to make repairs at Landlord's expense, whether by deduction of rent or otherwise, or to terminate this Lease because of Landlord's failure to keep the Property, or any part thereof in good order, condition and repair.

12. Insurance

         12.01 Tenant will not do or permit anything to be done within or about the Premises or the Property which will increase the existing rate of any insurance on any portion of the Property or cause the cancellation of any insurance policy covering any portion of the Property. Tenant will, at its sole cost and expense, comply with any requirements of any insurer of Landlord.

         12.02 Tenant agrees to maintain policies of insurance described in this Paragraph. Landlord reserves the right, from time to time, to require additional Coverages (including, for example, flood Insurance, if the Premises is located in a flood hazard zone), and/or to require higher amounts of coverages. No insurance policy of Tenant shall have a deductible greater than $25,000.

     (a)  Workers' Compensation            Statutory Requirements
          Employer's Liability             Not less than $1,000,000.00

     (b)  Commercial General Liability     Not less than $1,000,000.00
                                           combined single limit per occurrence
                                           Not less than $2,000,000.00 aggregate
                                           this location
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The Commercial General Liability policies shall insure on an occurrence and not a claims-made basis and cover the Premises, Project and Property. Such policies shall cover liability arising from premises, operations, independent contractors, products-completed operations, personal injury, advertising injury and liability assumed under an insured contract (specifically insuring performance of the indemnity obligations-of Tenant hereunder); such policies shall not be .excess, nor exclude pollution or employment-related practices.

     (c)  Automobile Liability           Not less than $300,000.00 combined
                                         single limit including property
                                         damage

     (d) "Causes of Loss -- Special Form" coverage including endorsements for flood coverage, earthquake sprinkler leak coverage, and such endorsements and supplemental coverages as Landlord may reasonably require from lime to time. This insurance coverage must be upon the Premises and all property owned by Tenant, for which Tenant is legally liable, which Tenant is obligated to repair and restore hereunder, and/or which was installed at the expense of or at the request of Tenant, including but not limited to, any Tenant Improvements, Tenant Alterations, furniture, fixtures, equipment, installations and any other personal property of Tenant, in an amount not less than their full replacement value. All proceeds of this insurance shall only be used for the repair and replacement of property so insured; Tenant hereby assigns to Landlord all Its rights to receive any proceeds of such insurance policies attributable to any Tenant Improvements and Tenant Alterations if this Lease is terminated due to damage or destruction.

     (e) Garage Liability Insurance: In the event Tenant uses any part of the Premises or Property to store or to perform work on vehicles, Tenant shall maintain garage liability insurance in such form and amount as Landlord may reasonably require from time to time.

The limits of the insurance coverage required under this Lease will not limit the liability of Tenant nor relieve Tenant of any obligation hereunder. All insurance to be carried by Tenant will be primary to, and non-contributory with, Landlord's insurance, and contain cross-liability endorsements and Will in addition to the above coverage specifically insure Landlord against any damage or loss that may result either directly or indirectly from any default of Tenant under Paragraph 14 (Hazardous Materials) herein. Any similar insurance carried by Landlord will be considered excess Insurance only.

         12.03 Tenant will name Landlord (and, at Landlord's request, any mortgagee) and Landlord's agents as additional insureds on all insurance policies required of Tenant under this Lease, other than Workers Compensation, Employers Liability, Automobile liability, and Fire and Extended coverage (except on Tenant. Improvements or Tenant Alterations to the Premises for which Landlord shall be named an additional insured) insuring Landlord and such other additional insureds regardless of any defenses the insurer may have against Tenant and regardless of whether the subject claim is also made against Tenant All insurance policies carried by Tenant will permit the insured, prior to, any loss, to agree with a third party to waive any claim it might have against said third party without invalidating the coverage under the insurance policy, and will release Landlord (and such affiliates and subsidiaries, and all officers, partners, directors, and employees of Landlord and/or of any sub subsidiary or affiliate), from any claims ms for damage any person, to the Property of which the Premises are a part, any existing Improvements, Tenant Improvements and Tenant Alterations to the Premises, and to any furniture, fixtures, equipment, installations and any other personal property of Tenant caused by or resulting from, risks which are to be insured against by Tenant under this Lease, regardless of cause.

         12.04 Tenant will deliver to Landlord (and, at Landlord's request, to any mortgagee or to any other third party), simultaneously with its execution of this Lease and thereafter at least thirty (30) days prior to expiration, cancellation or change in insurance, certificates of insurance evidencing, at a minimum, the coverage specified in Paragraph 12.02. All such certificates shall be in form and substance satisfactory to Landlord, shall affirmatively demonstrate all coverages and requirements set forth in this Lease, shall contain no disclaimers of coverage, and shall include a firm and unconditional obligation to give to Landlord at least 10 days' prior written notice prior to cancellation or change in any coverage. All Insurance required hereunder will be with companies licensed and authorized to do business in the state in which the Property is located and holding a "General Policyholders Rating* of "A VIII" or better, as set forth in the most current Best's Insurance Guide.

         12.05 Landlord will secure and maintain insurance coverage in such limits as Landlord may deem reasonable in its sole judgment to afford Landlord adequate protection. The premiums for such coverage are "Insurance Premiums' under Paragraph 4.03C above. Any proceeds of such insurance shall be the sole property of Landlord to use as Landlord determines. Landlord makes no representation that the insurance policies and coverage amounts specified to be carried by Tenant or Landlord under the terms of this Lease are adequate to protect Tenant. Tenant will provide, at its own expense, all insurance as Tenant deems adequate to protect its interests.

         12.06 Without limiting the effect of any other waiver of or limitation on the liability of Landlord set forth herein, and except as provided in Paragraph 13 and/or Paragraph 14 below, neither Landlord nor Tenant shall be liable to the other party or to any insurance company (by way of subrogation or otherwise) for any loss of or damage to tangible property due to casualty regardless of negligence. For purposes of this Paragraph 12.08, "Landlord" shall include Landlord's affiliates and subsidiaries; and all officers, partners, directors, and employees of Landlord or of any such subsidiary or affiliate.

13. Waiver of Claims and Indemnification

Tenant waives all claims against Landlord for any damage to any property in or about the Property, for any loss of business or income, and for injury to or death of any persons, regardless of the cause of any such loss or event (including negligence) or time of occurrence. Tenant will indemnify, protect, defend and hold harmless Landlord from and against all claims, losses, damages, causes of action, costs, expenses and liabilities, including legal fees, arising

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out of Tenants occupancy of the Premises or presence on the Property, the conduct of Tenant's business, any Default by Tenant, and/or any act, omission or neglect of Tenant, its agents, contractors, employees, suppliers, licensees or invitees. For purposes of this Paragraph 13, "Landlord" shall include also Landlord's affiliates arid subsidiaries, and ail officers, partners, directors, and employees of Landlord or of any such subsidiary or affiliate.

14.  Hazardous Materials

         14.01 "Hazardous Materials" will mean any substance commonly referred to, or defined in any Law, as a hazardous material or hazardous substance (or other similar term), including but not be limited to, chemicals, solvents, petroleum products, flammable materials, explosives, asbestos, urea formaldehyde, PCB's, chlorofluorocarbons, freon or radioactive materials. Tenant will not cause or permit any Hazardous Materials to be brought upon, kept, stored, discharged, released or used in, under or about any portion of the Property by Tenant, or its agents without the prior written consent of Landlord, which consent may be withheld or conditioned in Landlord's sole discretion; provided, Tenant may bring into the Premises small amounts of Hazardous Materials (such as cleaning products and copy toner) which are readily available to Tenant by unregulated retail purchase if the same are necessary In Tenant's normal business operations. if Tenant brings any Hazardous Materials to the Premises or Property, with or without the prior written consent of Landlord (without waiver of the requirement of prior written consent), Tenant shall: (1) use such Hazardous Material only as is reasonably necessary to Tenants business, in small, properly labeled quantities; (2) handle, use, keep, store, and dispose of such Hazardous Material using the highest accepted industry standards and in compliance with all applicable Laws; (3) maintain at all times with Landlord a, copy of the most current MSDS sheet for each such Hazardous Material; and (4) comply with such other rules and requirements Landlord may from time to time impose. Upon expiration or earlier termination of this Lease, Tenant will, at Tenant's sole cost and expense, cause all Hazardous Materials brought to the Premises or the Property by Tenant, its agents, contractors, employees, suppliers, licensees or invitees, to be removed from the Property in compliance with any and all applicable Laws. Landlords represents to Landlord's actual knowledge, there are currently no Hazardous Materials at or under the Premises, the Building or the Project in violation of applicable Laws.

         14.02 If Tenant or its agents violate the provisions of this Paragraph 14, or performs any act or omission which contaminates or expands the scope of contamination of the Premises, the Property, or any part thereof, the underlying groundwater, or any property adjacent to the Property, then Tenant will promptly, at Tenants expense, take all investigatory and/or remedial action (collectively called 'Remediation") that is necessary to fully clean up, remove and dispose of such Hazardous Materials and any contamination so caused and shall do so in compliance with any applicable Laws. Tenant will also repair any damage to the Premises and any other affected portion(s) of the Property caused by such contamination and Remediation.

         14.03 Tenant shall immediately provide to Landlord written notice of any investigation or claim arising out of the use by Tenant of Hazardous Materials at the Property or the violation of any provision of this Paragraph 14 and shall keep Landlord fully advised regarding the same. Tenant shill provide to Landlord all reports regarding the use of Hazardous Materials by Tenant at the Property and any Incidents regarding the same, regardless of whether any such documentation is considered by Tenant to be confidential. Landlord retains the right to participate in any legal actions affecting the Property involving Hazardous Materials.

         14.04 Tenant will indemnify, protect, defend and forever hold Landlord, its lenders and ground Landlord, if any, and the Premises, the Property, or any portion thereof, harmless from any and all damages, causes of action, fines, losses, liabilities, judgments, penalties, claims, and other costs arising out of any failure of Tenant to observe any covenants of this Paragraph 14 of this Lease. All provisions of this Paragraph 14 shall survive the expiration of this Lease and any termination of this Lease or of Tenants right of possession. For purposes of this Paragraph 14.04, "Landlord" shall include also Landlord's affiliates and subsidiaries, and all officers, partners, directors, and employees of Landlord or of any such subsidiary or affiliate.

15. Landlord's Access

         Landlord, its agents, contractors, consultants, servants and employees, will have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times, upon 24-hour written or verbal notice to examine the Premises, perform-work in the Premises, show the Premises during the last six months of the Term, exercise any right or remedy, or for any other purpose. For each of these purposes, Landlord will at all times have and retain any necessary keys. Tenant will not alter any lock or install new or additional locks or bolts on any door in or about the Premises without obtaining Landlord's prior written approval and will, in each event, furnish Landlord with a new key. Access by Landlord will not give Tenant the right to terminate this Lease, and will be without abatement of rent or liability on the part of Landlord.

16. Damage or Destruction

         16.01 If the Premises is damaged or destroyed by fire or other casualty, Tenant will immediately give written notice to Landlord of the casualty. Landlord will have the right to terminate this Lease following a casualty if any of the following occur. (i) insurance proceeds actually paid to Landlord and available for use are not sufficient to pay the full cost to fully repair the damage; (ii) Landlord determines that the Premises or the Building cannot be fully repaired within 180 days; (iii) the Premises are damaged or destroyed within the last twelve (12) months of the Lease Term; (iv) Tenant is In Default of this Lease at the time of the casualty, (v) Landlord would be required under this Lease to abate or reduce Tenant's rent for a period in excess of six (6) months if the repairs were undertaken; or (vi) the Project, or the Building In which the Premises is located, is damaged such that the cost of repair of the same would exceed 1079 of the replacement cost of the same. If Landlord elects to terminate this Lease, Landlord will be entitled to retain all applicable Tenant insurance proceeds excepting those attributable to Tenant's furniture, fixtures, equipment, and any other personal property.

         16.02 if this Lease is not terminated pursuant to Paragraph 16.01, Landlord will repair the Premises and this lease shall continue. The repair obligation' of Landlord shall be limited to repair of the Premises excluding any Tenant improvements, Tenant Alterations, and any personal property and trade fixtures of Tenant. During the period of repair, rent will be abated or reduced in proportion to the degree to which Tenant's use of the Premises is impaired,

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as reasonably determined by Landlord, not to exceed the total amount of rent loss insurance proceeds, directly attributable to Tenants Premises, Landlord has received. However, rent will not be abated if Tenant or any of its agents is the cause of the casualty.

17. Transfer (Assignment/Subletting)

         17.01 Tenant will not, voluntarily or by operation of law, assign, sell, convey, sublet or otherwise transfer all or any part of Tenants right or interest in this Lease, or allow any other person or entity to occupy or use all or any part of the Premises (collectively called "Transfer") without first obtaining the written consent of Landlord which may be withheld or conditioned by Landlord in its sole reasonable discretion. Any Transfer without the prior written consent of Landlord shall be void. Tenant shall have the right to assign, sublet or otherwise transfer its interest in this Lease, with Landlord's consent, to an Affiliate of Tenant. For purpose of this Article, an "Affiliate" is a corporation or other entity into or which Tenant is merged or consolidated or to which substantially all of Tenant's stock or assets are transferred or which controls, is controlled by, or is under common control with, Tenant, if a principle purpose of the merge or transfer is not the assignment of this Lease and Tenant's successor had net worth not less than the net worth of Tenant on the date of execution of this Lease. Tenant shall provide to Landlord all information requested by Landlord concerning a Transfer, If Landlord has not granted consent in writing to a Transfer within thirty (30) days of Tenant's request hereunder and delivery of all such information, Landlord will be deemed to have rejected Tenants request. In no event shall Tenant mortgage, encumber, pledge or assign for security purposes all or any part of Its interest in this Lease.

         17.02 In the event Landlord consents to a Transfer, the Transfer will not be effective until Landlord receives a fully executed agreement regarding the Transfer, in a form and of substance acceptable to Landlord, any documents or Information required by such agreement (including any estoppel certificate and any subordination agreement required by any lender of Landlord), an amount equal to all attorneys fees and other expenses of Landlord incurred In connection with the Transfer, and a Transfer fee in an amount not to exceed $1,500. Tenant agrees to pay to Landlord an amount equal to all attorneys fees and other expenses incurred by Landlord not to exceed $1,500 related to a request for consent to Transfer regardless of whether such consent is granted and regardless of whether the Transfer is consummated.

         17.03 Any consideration paid to Tenant for assignment of this Lease, less any reasonable brokerage commission paid by Tenant with respect to such assignment shall be immediately paid to Landlord. In the event of a sublease of all or a portion of the Premises, all rents payable by the subtenant in excess of rents payable hereunder (allocated on a per square foot basis in the event of a partial sublease) shall be split 50/50 between Tenant and Landlord, excess rental shall be calculated taking into account straight-line amortization, without interest, of any reasonable brokerage commission paid by Tenant In connection with the subject sublease transaction.

         17.04 Landlord may, within thirty (30) days after submission of Tenant's written request for Landlord's consent proposed to be sublet as of the date the proposed Transfer was to be effective. If Landlord terminates this Lease as to only a Transfer, terminate this Lease (or, as to a partial subletting, terminate this Lease as to the portion of the Premises only a portion of the Premises, then (a) this Lease shall "cease as to such portion of the Premises, (b) Tenant shall pay to Landlord all Base Rent and other amounts accrued through the termination date relating to the portion of the Premises covered by the proposed Transfer (allocated on an equitable basis determined by Landlord), and (c) Tenant shall execute, upon request of Landlord, an amendment hereto setting forth matters related to such partial termination. Landlord may physically separate the recaptured portion of the Premises and lease such portion of the Premises to the prospective transferee (or to any other person) without liability to Tenant.

         17.05 Regardless of whether consent by Landlord is granted in connection with any Transfer, no Transfer shall release Tenant from any obligation or liability hereunder; Tenant shall remain primarily liable to pay all rent and other sums due hereunder to Landlord and to perform all other obligations hereunder. Similarly, no Transfer, with or without the consent of Landlord, shall release any guarantor from its obligations under its guaranty. Upon any assignment or sublease, any rights, options or opportunities granted to Tenant hereunder to extend or renew the Lease Term, to shorten the Lease Term, or to lease additional space shall be null and void.

18. Default

         Time is of the essence in the performance of all covenants of Tenant. Tenant will be in Default if any of the following events occurs and remains uncured beyond and applicable notice and cure period:

         18.01 Tenant fails to make, as and when due, any payment of Base Rent, Additional Rent, or any other monetary payment required to be made by Tenant herein and Tenant does not cure such failure within three (3) days after Landlord gives written notice of such failure to Tenant provided, if Landlord has given such a written notice with respect to two (2) payments due in any calendar year, then the failure by Tenant to pay any other payment due in such calendar year, on or before the date when first due, shall be a Default hereunder without any written notice from Landlord and without any grace or cure period.

         18.02 Landlord discovers that any representation or warranty made by Tenant or any guarantor was materially false when made or that any financial statement of Tenant or of any guarantor of this Lease given to Landlord was materially false.

         18.03 Tenant makes any general arrangement or assignment for the benefit of creditors, becomes a "debtor in bankruptcy proceeding, is unable to pay its debts or obligations as they occur, or has an attachment, execution or other seizure of substantially all of Its assets located at the Property or its interest in this Lease.

         18.04 Tenant fails to observe, perform or comply with any of the non-monetary terms, covenants, conditions, provisions or rules and regulations applicable to Tenant under this Lease other than as specified above in this

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Paragraph 18; provided, if such failure (i) is not intentional on the part of
Tenant, (ii) is not the type of failure as to which Landlord shall have previously given Tenant written notice, (iii) does not constitute a default or violation under any loan or other agreement to which Landlord is a party, and
(iv) is, in the sole opinion of Landlord, a curable failure, then such failure shall not be a 'Default' unless Tenant does not cure such failure within ten
(10) days following written notice of ,such failure from Landlord.

         18.05 Any guarantor becomes insolvent, becomes a debtor in a bankruptcy proceeding, fails to perform any obligation under its guaranty, or attempts to revoke its guaranty.

19. Remedies of Landlord

         19.01 If Tenant fails to perform any duty or obligation of Tenant under this Lease, Landlord may at its option, without waiver of Default nor any other right or remedy, perform any such duty or obligation on Tenant's behalf. The costs and expenses of any such performance by Landlord will be immediately due and payable by Tenant upon receipt from Landlord of the reimbursement amount required.

         19.02 Upon a Default, with or without notice or demand, and without limiting any other of Landlord's rights or remedies, Landlord may:

               (a) Terminate this Lease and/or terminate Tenant's right to possession of the Premises. Upon any such termination, Tenant will immediately surrender possession of the Premises to Landlord. On termination of this Lease or Tenant's right of possession, Landlord will be entitled to recover from Tenant (I) the worth at the time of the award of the unpaid rent 'which had been earned at the time of the termination;.
                    (ii) the worth at the time of the award of the amount by which the unpaid rents which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been avoided; (lie the worth at the time of the award of the amount by which the unpaid rents for the balance of the Lease Term after the time of award exceeds the amount of such rental loss for such period that Tenant proves could be reasonably avoided; and (iv) the worth at the time of the award of any other amount necessary to compensate Landlord for all the damage proximately caused by Tenant's failure to perform its obligations under this Lease, including specifically the unamortized portion of all brokerage commissions paid in connection with this Lease and all costs of Landlord's Work (amortized without interest on a straight line basis over the initial Lease Term), and reimbursement of any free rent, deferred rent or other Lease execution inducement The expiration or termination of this Lease, and/or the termination of Tenant's right to possession, will not release Tenant from any liability under this Lease.

               (b) Continue the Lease and Tenant's right to possession and recover rent as it becomes due. Acts of maintenance or preservation, efforts to relet the Premises, removal or storage of Tenant's personal property or the appointment of a receiver to protect Landlord's interest under this Lease, will not constitute a termination of Tenant's right to possession.

               (c) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state wherein the Premises Is located.

         19.03 The "worth at the time of award" referred to in Paragraph 19.02(a)(1), 19.02(a)(ii), and 19.02(a)(iv) will additionally include interest computed by allowing interest at the rate of 12% per annum (or, if lower, at the maximum rate allowed by law). The "worth at the time of award" referred to in Paragraph 19.02(a)(iii) will be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco in effect at the time of award, plus one percent (1%).

         19.04 No right or remedy conferred upon or reserved to Landlord in this Lease is intended to be exclusive of any right or remedy granted to Landlord by statute or common law, and each and every such right and remedy will be cumulative.

20. Condemnation

         If any portion of the Premises or any portion of the Building in which the Premises is located, or any portion of the Property which would substantially interfere with Landlord's ownership, or Landlord's or Tenant's ability to conduct business is taken for any public or quasi-public purpose by any governmental authority, including but not limited to, by exercise of the right of appropriation, inverse condemnation, condemnation or eminent domain, or sold In lieu of such taking, Landlord, at Its option, may terminate this Lease without recourse by Tenant. If this Lease is not terminated, Landlord will promptly proceed to restore the Premises and/or any portion of the Property used in common by ail Tenants to substantially the same condition as prior to such taking allowing for any reasonable effects of such taking. Should a portion of the Premises be taken in a case where Landlord does not exercise Its right to terminate this Lease, Landlord will abate the rent corresponding to the term during which, and to the part of the Premises which, Tenant is deprived on account of such taking. Any award for any taking or payment made In lieu of exercise of such power will be the property of Landlord, whether such award be made as compensation for diminution, of value of the leasehold or for the taking of the fee, or as severance damages; however, Tenant will be entitled to any compensation, separately awarded to Tenant for Tenant's relocation expenses.

21. Estoppel Certificate

         Tenant will execute and deliver to Landlord, within ten (10) days after written request from Landlord, a written estoppel Certificate in form prepared by Landlord certifying: (i) that this Lease is unmodified and in full force and effect (or, modified, specifying each such modification); (ii) the Commencement Date and expiration of the Lease Term; (iii) the absence or status of any rights of Tenant to renew, extend, or otherwise alter the Lease Term or to lease additional space or alter the definition of the Premises; (iv) the date to which rent and any other charges are paid In advance, if any; (v) that there are not, to Tenant's knowledge, any uncured Defaults on the part of Landlord, or stating the nature of any uncured Defaults; (vi) the current Base Rent amount and the amount and form of the Security Deposit on deposit with Landlord;

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(vii) that Landlord has completed any promised improvements to the Premises and paid any promised improvement allowance (or detailing any work to be performed or allowance to be paid); and (viii) any other information reasonably requested, including but not limited to, any requested information regarding Hazardous Materials. Any such Estoppel Certificate may be relied upon by Landlord, and also by any actual or prospective, buyer or lender of the Property and any other third party designated by Landlord (the "Beneficiaries"). If Tenant fails to execute and deliver such Estoppel Certificate within such ten (10) day period, then without waiver of Default or of any other right or remedy of Landlord, landlord shall have the right to deliver to the Beneficiaries a completed Substitute Estoppel Certificate regarding this Lease certifying the matters which Tenant was requested to certify in the Estoppel Certificate. A notice enclosing a copy of the Substitute Estoppel Certificate shall be simultaneously sent to Tenant. Each statement In the Substitute Estoppel Certificate shall be deemed true, and shall be binding upon Tenant, unless. Tenant provides, within five (5) days of the receipt of Landlord's notice, written notice addressed to Landlord and the Beneficiaries disagreeing with such statement on specific grounds. Tenant shall defend and indemnify Landlord regarding any claim that a statement in-the Substitute Estoppel Certificate to which Tenant did not so disagree is inaccurate.

22. Notices o

         All communications and notices required under, this Lease shall be in writing and shall be addressed to the respective address of the receiving party set forth in Basic Lease Information above. Ali notices to Tenant shall be given by reputable overnight courier, U. S. mail (First Class, postage prepaid), or hand delivery, and shall be deemed received (I) if mailed, on the earlier of actual receipt or three (3) days after such mailing, (ii) one business day following delivery by Landlord to such an overnight courier, or (ii) upon hand delivery. Any notice to Tenant may also be given' by posting at the Premises and shall be effective upon such posting. Notices to Landlord shall be sent to Landlord by U. S. mail, postage prepaid, registered or certified mail with. return receipt requested to the address indicated in Basic Lease information and shall be deemed received five (5) days after such mailing. At any time during the Lease Term, Landlord or Tenant may specify a different. Notice Address by providing written notification to the other.

23.  Holdover

         If Tenant remains .in possession of all or any part of the Premises with Landlord's prior written consent after the expiration or termination of this Lease or of Tenant's right to possession', such possession will constitute a month-to month tenancy which may be terminated by either Landlord. or Tenant upon thirty (30) days written notice and will not institute a renewal or extension of the Lease Term. If Tenant remains In possession after such expiration or termination without Landlord's prior written permission, such possession will constitute a tenancy-at-will terminable upon forty-eight (48) hours' notice by Landlord and will not constitute a month-to-month tenancy nor a renewal or extension of the Lease Term. In the event of a month-to-month tenancy or tenancy-at-will under this Paragraph, Tenant's Base Rent will be one hundred fifty percent (150%) of the Base Rent payable during the last month of the Lease Term, any other sums due under this Lease will be payable in the amounts and at the times specified in this Lease, arid all options, rights of refusal, expansions and/or renewals shall be null and void. My tenancy under this Paragraph will be subject to every other term, condition and covenant contained in this Lease. Tenant agrees to defend, indemnify and hold Landlord armless from any claim or cause of action arising out of related to the failure of Tenant to surrender possession of the 'remises to Landlord upon the expiration of this Lease or upon any such termination.

24. crossed out

25. Default by Landlord; Limitation of Liability; Real Estate investment Trust

         25.01 In the event Landlord fails to perform any obligation required to, be performed under this Lease, Tenant will notify Landlord in writing of such failure. Landlord shall not be deemed in Landlord Default hereunder unless and until such notice is actually received by Landlord and Landlord -falls within thirty (30) days of receipt of such notice to commence to make a good faith effort to cure the failure or thereafter ceases to pursue such cure to completion.

         25.02 The obligations of Landlord under this Lease shall be binding only on the undersigned Landlord and not upon any of its subsidiaries or affiliates nor upon any partners, investors, trustees, directors, officers, employees, agents, shareholders, advisors or managers of Landlord in their individual capacities. With respect to any obligations of Landlord to Tenant under this Lease and with respect to any liabilities arising at the Property, Tenant's sole and exclusive remedy shall be a claim against the undersigned Landlord.

         25.03 In consideration of the benefits accruing hereunder, Tenant on behalf of itself and all of Its Transferees covenants and agrees that, in the event of any actual or alleged Landlord Default of this Lease or in the event of any other claim or cause of action by Tenant, Tenant's recourse against Landlord for any monetary damages (over and above damages actually paid by available insurance, if any) will be limited to the lesser of (ao the actual amount of equity of Landlord In the Property, or (b) the amount of equity Landlord would have in the Property if the Property were encumbered by debt in an amount equal to eighty percent (80%) of the value of the Property;o calculations of equity shall be made as of the Initial date Tenant notifies Landlord of the actual or alleged Default or other claim. Any judgment against Landlord shall be satisfied only out of the Property; no other assets of Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of any judgment by Tenant against Landlord. Any claims by Tenant against Landlord will be limited to actual damages only and will not, under any circumstances, include lost profits or consequential damages.
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         25.04 If Landlord is a real estate investment trust, and if Landlord in good faith determines that its status as a real estate investment trust under the applicable provisions of the Internal Revenue Code of 1986, as heretofore or hereafter amended, will be jeopardized because of any provision of this Lease; Landlord may require reasonable amendments to this Lease and Tenant shall not unreasonably withhold or delay its consent thereto, provided that such notifications do not in any way, (i) increase the obligations of Tenant under this Lease or (ii) adversely affect any rights or benefits to Tenant under this Lease. Landlord shall pay all reasonable costs incurred by Tenant, including without limitation, legal fees incurred for reviewing any such proposed modifications.

         25.05 Tenant represents that, to its knowledge, no person or entity who is a significant indirect owner of Landlord, owns actually or constructively a 10% or more interest in Tenant. Tenant will promptly notify Landlord if it learns that any such ownership interest exists. Significant owners of Landlord at this time include Public Storage, inc. and New York Common Retirement Fund.

         25.06 Landlord and any successor Landlord have the right to sell the Property or any portion of it, or to assign its interest in this o Lease, at any time and from time to time. Upon the sale or any other conveyance by Landlord of the Property, or a portion thereof which includes the Premises, Landlord will be released from all obligations and liability under this Lease arising out of any act, event, occurrence or omission occurring or existing after the date of such conveyance.

26.  Subordination

         Without the necessity of any additional document being executed by Tenant for the purposes of effecting a subordination, end at the election of Landlord or any mortgagee or any ground Landlord with respect to the land of which the Premises area part, this Lease will be subject and subordinate at all times to: (i) all, ground leases or underlying leases which may now exist or hereafter be executed affecting the Property, and (ii) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Property, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security. Landlord or any mortgagee or ground Landlord will have the right, at its election, to subordinate or cause to be subordinated any ground Tenant or underlying leases or any such liens to this Lease. If Landlord's interest In the Premises is acquired by any ground Landlord or mortgagee, or in the event any proceedings are brought for the foreclosure of, or in the event of exercise of power of sale under any mortgage or deed of trust made by Landlord covering the Premises, or in the event a conveyance in lieu of foreclosure is made for any reason, Tenant will, notwithstanding any subordination and upon the request of such successor in interest to Landlord, to attorn and become the Tenant of the successor in interest to Landlord and recognize such successor in interest as the Landlord under this Lease. Tenant acknowledges that although this Paragraph is self-executing, Tenant covenants and agrees to execute and deliver, upon demand by Landlord and In the form requested by Landlord, or any other mortgagee or ground Landlord, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust. Tenant agrees that any person or entity who acquires title to the Premises pursuant to a foreclosure of a deed of rust or mortgage, or deed in lieu thereof, or the termination of an underlying ground lease or master lease (a "Foreclosing Party"), even if such Foreclosing Party elects to have Tenant attorn to the Foreclosing Party under this Lease, shall not be (1) liable for any act or omission of any prior Landlord or with respect to events occurring prior to, its acquisition of ownership, (ii) subject to any offsets or defenses which Tenant might have against any prior Landlord, (iii) bound by prepayment of more than one month's rent, (iv) liable for any security deposit not actually received by such person or entity, (v) bound by any amendment or modification to this Lease not consented to in writing by the holder of the mortgage, deed of trust, ground lease or master lease or the Foreclosing Party, or (vi) liable for any obligation or liability accruing under this Lease after the Foreclosing Party assigns Its interest under this Lease to a third party. Any such Foreclosing Party is expressly made a third party beneficiary of the foregoing provisions, and all other provisions of this Lease which are for the benefit of a Foreclosing Party, which rights shall survive a foreclosure of the deed of trust or mortgage.

27.  Force Majeure

         Landlord will not be deemed in Landlord Default or have liability to Tenant, nor will Tenant have any right-to terminate this Lease or abate rent or assert a claim of partial or constructive eviction, because of Landlord's failure to perform any of its obligations under this Lease if the failure is due in part or in full to reasons beyond Landlord's' reasonable control. If this Lease specifies a time period for performance of an obligation by Landlord, that time period will m extended by the period of any delay in Landlord's performance caused by such events as described herein.

28.  Miscellaneous Provisions

         28.01 Whenever the context of this Lease requires, the word "person" shall include any entity, and the singular shall include the plural and the plural shall Include the singular. If more than one person or entity is Tenant, the obligations of each such person or entity under this Lease will be joint and several. Without diminishing the provisions of Paragraph 17, the terms, conditions and provisions of this Lease will apply to and bind the heirs, successors, executors, administrators and assigns of Landlord and Tenant.

         28.02 The captions and headings of this Lease are used for the purpose of convenience only and shall not be construed to interpret, limit or extend the meaning of any part of this Lease. This Lease contains ail of the agreements and conditions made between Landlord and Tenant and may not be modified in any manner other than by a written agreement signed by both Landlord and Tenant. Any statements, promises, agreements, warranties or representations, whether oral or written, not expressly contained herein will in no way bind 'Landlord and Tenant expressly waives all claims for damages by reason of any statements, promises, agreements, warranties or representations, if any, not contained In this Lease. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by a regional vice president or higher of Landlord or of Landlord's management company, and no custom or practice which may develop between the parties during the Lease Term shall-waive or diminish the Landlord's right to enforce strict performance by Tenant of any terms of the Lease. No waiver by Landlord of a Default by Tenant of any term, covenant or

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condition of this Lease will be deemed a waiver of any other term, covenant or condition of this Lease, or of any subsequent Default by Tenant of the same or any other term, covenant or condition of this Lease. No delay or omission by Landlord to seek a remedy for any Tenant Default of this Lease shall be deemed a waiver by Landlord of its remedies or rights with respect to such Default. Additionally, regardless of Landlord's knowledge of a Default at the time of such acceptance, the acceptance of rent. or any other payment by Landlord will not constitute a waiver by Landlord of any Default by Tenant. The duties and warranties of Landlord are limited to those expressly stated this Lease and do not and shall not include any implied duties or implied warranties, now or in the future. No representations or warranties have been made by Landlord other than those contained in this Lease. This Lease is governed and construed in accordance with the laws of the state in which the Premises are located, and venue of any legal action will be in the county where the Premises are located.

         28.03 Time is of the essence for the performance of each term, condition and covenant of this Lease.

         28.04 This Lease has been fully reviewed by both parties and shall not be strictly or adversely construed against the drafter. If any provision contained herein is determined to be invalid, illegal or unenforceable in any respect then (a) such provision shall be enforced to the fullest extent allowed, and (b) such invalidity, illegality, or unenforceability will not affect any other provision of this Lease.

         28.05 Tenant hereby agrees not to disclose any terms of this Lease without. the prior written consent of Landlord. Tenant shall not record this Lease or any short form memorandum hereof.

         28.06 The rights and obligations of the parties under this Lease shall survive the expiration of this Lease and the termination of this Lease and/or of Tenant's right of possession.

         28.07 Landlord and Tenant each warrant to the other that it has not dealt with any broker or agent le connection with this Lease, other than the person(s) listed in Basic Lease Information above. Landlord and Tenant each agree to indemnify the other against all costs, expenses, legal fees and other liability for commissions or other compensation claimed by any other broker or agent by reason of the act or agreement of the indemnifying party.

         28.08 Tenant shall not permit or allow any activity in the. Premises which will have an adverse effect on indoor air quality, including smoking and any remodeling activity or introduction of materials which would have such an effect. Landlord shall have the right, but not the obligation, to monitor indoor air quality within the Project Tenant shall take such steps to protect and to improve indoor air quality as Landlord may reasonably request from time to time.

         28.09 Landlord has no duty to provide security for. any portion of the Project To the extent Landlord elects to provide any security, Landlord is not warranting the effectiveness of any security personnel, services, procedures or equipment and Tenant shall not rely on any such personnel, services, procedures or equipment Landlord shall not be liable for failure of any such security personnel, 'services, procedures or equipment to prevent or control, or to apprehend anyone suspected of, personal injury or property damage in, on or around the Project.

         28.10 The grant of any consent or approval required from Landlord under this Lease shall be proved only by proof of a written document signed and delivered by Landlord expressly setting forth such consent or approval. Unless otherwise specified herein, any such consent or approval may be withheld in Landlord's sole discretion. Any consent may be issued subject to conditions determined by Landlord, in its sole discretion. Notwithstanding any other provision of this Lease, the sole and exclusive remedy of Tenant for any alleged or actual improper withholding, delaying or conditioning of any consent or approval by Landlord shall be the right to specifically enforce any right of Tenant to require issuance of such consent or approval on conditions allowed by this Lease; in no event shall Tenant have the right to terminate this Lease, to collect monetary damages, or to pursue any other remedy for any actual or alleged improper withholding, delaying or conditioning of any consent or approval, regardless of whether this Lease requires that such consent or approval not be unreasonably withheld, conditioned or delayed.

         28.11 Tenant agrees to abide by, keep and observe all Rules and Regulations set forth in Exhibit "D" and all reasonable additions and amendments (applied in a non-discriminatory fashion) to the same of which Landlord provides written notice to Tenant Landlord will not be responsible .to Tenant for any nonperformance by any other Tenant, occupant or invitee of the Property of any said Rules and Regulations.

         28.12 Tenant will not place any signage on or about the Property, or on any part thereof, without the prior written consent of Landlord which Landlord may withhold or condition in its sole reasonable discretion. Ail Tenant signage ;ill comply with the terms and conditions of this Lease, the sign criteria set forth in Exhibit "C" and Exhibit "D" or other criteria which Landlord may establish from time to time.

         28.13 Tenant will not vacate or abandon the Premises, or permit the Premises to remain unoccupied for any period longer than thirty (30) consecutive days any time during the Lease Term. If Tenant abandons, vacates, or surrenders the Premises, or is dispossessed by process of law, or otherwise, any personal property belonging to Tenant left in or about the Premises will, at the option of Landlord, be deemed abandoned and may be disposed of by Landlord at the expense and risk of Tenant.

         28.14 in the event any party to this Lease initiates litigation to enforce the terms of this Lease or to declare rights under this Lease, the prevailing party will be entitled to collect its reasonable attorneys fees which shall include all attorneys fees incurred at and in preparation for discovery, arbitration, trial, appeal and review, including deposition attorneys fees. This attorneys fee provision shall also apply to all litigation and other proceedings in Bankruptcy Court.

         28.15 Submission of this document for examination and signature by Tenant is not an offer to lease and does not create a reservation or option to lease. This document will become effective and binding only upon full execution and delivery by both Tenant and Landlord.

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29. No Smoking

Smoking of any kind is strictly prohibited, at all times, at any location on this property, except in the designated smoking area which is located at the OUTSIDE PERIMETER OF BUILDING ONLY. Landlord may relocate the designated smoking area at Its sole discretion, at any time during the term of this Lease.

Provision #30 SECURITY DEPOSIT

Tenant shall be required to pay a security deposit equal to the amount of three
(3) months' rent. One month of the security deposit shall be applied to the thirteenth (13th) month of rent, only if Tenant has not been in default at any time during the first twelve (12) months of this Lease.

Provision #31 TENANT IMPROVEMENTS

Landlord, at Landlord's sole cost and expense, shall perform the following:

     -Construct a dividing wall in the existing southerly conference room.
     - Shall patch carpet using-building standard materials.
     - Shall provide three dedicated circuits in Tenant's server room.
     -Tenant shall have the right at Tenant sole costs and expense to install a separate air conditioning units for its network server.

Provision #32 ACCESS

Tenant, and Tenant's employees, agents and visitors, shall have access to the parking facilities, Premises, Building and Project twenty-four (24) hours a day, seven (7) days per week at no extra cost.

Provision #33 OPTION TO RENEW

Tenant shall have one (1) three (3) years option to extend this Lease. Tenant shall provide not less than six (6) months prior written notice to extend the Lease. The rent for the option period shall be Fair Market Rate, with terms and conditions for comparable office buildings in the area at the time of commencement of the extended term (per LOI).

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                                    Exhibit A
                                    ---------

                         LEGAL DESCRIPTION-- CULVER CITY

The land referred to herein is situated in the County of Los Angeles, State of California, and is described as follows:

Parcel 1:

Lots 11 to 13 inclusive, of Tract No. 22864, in the city of Culver City, in the County of Los Angeles, State of California, as per map recorded in Book 880 Pages 49 to 55 inclusive of maps, in the office of the County Recorder of said County.

Excepting from said land, all metals and minerals and all oil, natural gas, asphaltum and other hydrocarbons, without right of surface entry, together with the right to explore and to drill and to produce, extract and take metals and minerals, oil, natural gas, asphaltum and other hydrocarbons, together with all rights necessary and convenient thereto for any or all of the above purposes, including without limiting the generality hereof subsurface rights of way for drilling, repairing, redrilling, deepening, maintaining, operating, abandoning, reworking, and removing wells into and through said land, below a plan of 500 feet below the surface thereof and o excepting and reserving the right to maintain pipes and to transport any such substances and to cross and traverse from other lands below a depth of 500 feet, as reserved by Home Savings and Loan Association, a California Corporation, in deed recorded December 30, 1969 as Instrument No. 261, in Book D-4593.Page 72, Official Records.

Parcel 2:

Parcel 1 of Parcel 2 Map No. 12436, in the city of Culver City, as per map filed in Book 122 Pages 22 and 23 of parcel maps, in the office of the County Recorder of said County.

Excepting from said land, all metals and minerals and all oil, natural gas, asphaltum and other hydrocarbons, without right of surface entry, together with the right to explore and to drill and to produce, extract and take metals and minerals, oil, natural gas, asphaltum and other hydrocarbons, together with all rights necessary and convenient thereto for any or all of the above purposes, including without limiting the generality hereof subsurface rights of way for drilling, repairing, rechiling, deepening, maintaining, operating, abandoning, reworking, and removing wells into and through said land, below a plan of 500 feet below the surface thereof and excepting and reserving the right to maintain pipes and to transport any such substances and to cross and traverse from other lands below a depth of 500 feet, as reserved by Home Savings and Loan Association, a California Corporation, in deed recorded December 10, 1969 as Instrument No. 261, in Book D-4593 Page 72, Official Records.

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                                  EXHIBIT A-1
                                  -----------




                                  [FLOOR PLAN]









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                                  EXHIBIT A-2
                                  -----------





                            [RENTAL COMPLEX DRAWING]





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                                   EXHIBIT B
                                   ---------

Lessee accepts premises in present condition.

Subject to the provisions of Article 2, Lessee accepts the premises in the condition they are in at the commencement of this lease and shall maintain said premises in the same condition, order, and repair, excepting only reasonable wear and tear, arising from the use under this Agreement. Lessee has examined and knows the condition of the leased premises and agrees that no representations, except such as are 'contained herein, have been made to Lessee respecting the condition of said premises. The taking possession of said premises by Lessee shall be conclusive that the premises are in good and satisfactory condition.






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                                    Exhibit C
                                    ---------
1.       Sign Criteria

         Lessee shall be allowed to install building standard signage In accordance with the applicable county codes end the following criteria set forth by PS Business Parks. The location of the signage shall be subject to Lessor's prior approval, which shall not be unreasonably withheld. All costs associated with the installation and maintenance of the signage shall be the sole responsibility of Lessee.

         A.       General Requirements

                  1. The Lessee shall pay for the sign, lettering, shipping and placement

                  2. The Lessor shall approve all copy prior to the fabrication of the sign.

                  3. The Lessor shall direct the placement of all signs and method of attachment to the building.

                  4. Quantity of Building Identification signs Per building shall be one (1) per business.

                  5. The Lessee shall be limited to Identifying the business name, and if applicable, secondary description copy.

                  6. The Lessee shall be responsible for the fulfillment of all requirements for these criteria.

                  7. All signs shall be fabricated by Lessor-approved vendor.

                  8. All signage shall be in compliance with all city codes and ordinances.




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                                  EXHIBIT "D"
                                  -----------

                             RULES AND REGULATIONS

         1.01 The following Rules and Regulations now in effect govern Lessee's use of the Premises and any part of the Project or Property used in common by Lessee. Lessee will be bound by such Rules and Regulations and agrees td cause Lessee's employees, agents, contractors, suppliers, invitees and licensees to observe the same.

         1.02 Wherever Lessor provides standard window coverings, such coverings shall not be altered, removed or replaced by Lessee. Wherever Lessor does not provide standard window coverings, selection and installation of window coverings by Lessee shall be subject to Lessor's prior written approval. If Lessor objects to any Item attached to, or used in connection with or on any window, other glass area, or interior or exterior wail, Lessee will immediately upon notification remove such objectionable item or discontinue such use. Further, Lessee agrees not to place anything in close proximity to any window or glass area of the Premises which may appear from the outside of the Premises.

         1.03 Lessee will not use any sidewalks, hallways, entrances, elevators, stairways, exits, lobbies or any other areas used in common by lessees of the Property other than for normal ingress or egress',. Lessee shall not obstruct use of any such area. 'Lessor will in all cases retain the right to control and prevent access to such areas by all persons whose presence in the sole judgment of Lessor would be prejudicial to the safety, character, reputation and/or interest of the Property and/or its lessees. Neither lessee nor its employees, agents, contractors, suppliers, invitees or licensees shalt go on any roof or ladder, in any mechanical rooms, or climb on any exterior structures of any nature on the Property without Lessor's prior written consent.

         1.04 Lessor reserves the right, exercisable without notice and without liability to Lessee, to change the name, street and/or address of any part of the Property, With the exception of- Lessee's address, Lessee shall not use the name of the Property or any part thereof in connection with promoting or advertising Lessee's business. Lessor will have the right to prohibit publicity by Lessee which in Lessor's opinion Impairs the reputation or marketability of the Property or any part thereof.

         1.05 Lessee shall not keep or allow to be used any foul or noxious gas or substance in or about the Premises. Nor shall Lessee occupy or use the Premises in any manner which is objectionable or offensive to other lessees or Lessor by mason of odor, noise, vibration or interference in any way. My equipment or device of Lessee which causes noise or vibration that may be transmitted to any structural portion of the Property or to any part therein to such a degree as to be objectionable to any lessee or Lessor must be approved in writing by Lessor prior to its installation and be placed and maintained by Lessee, at Lessee's expense, on vibration eliminators or other devices sufficient to eliminate such noise or vibration. Lessee shall keep the Premises free of mice, ants, bugs and other vermin.

         1.06 Lessee will not use or keep In the Premises, or on or about the Property, any kerosene, gasoline or flammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of general office equipment, for which Lessor has been previously advised and given its consent.

         1.07 Lessor reserves the right to exclude or expel from the Property any person who, in Lessor's judgement, is intoxicated or under the influence of liquor or drugs or who is In violation of any of the rules arid regulations of the Property.

         1.08 Lessee shall not alter or re-key any lock or bolt or install any new or additional locks or bolts on any doors of the Premises without prior written consent from Lessor. Upon the termination of its tenancy, Lessee will provide Lessor with all keys, whether furnished or otherwise procured, and shall be responsible for the cost of replacing any keys that are lost

         1.09 The Premises will not be used for lodging nor for any improper, immoral or objectionable purpose. No cooking will be done or permitted on the Premises or elsewhere on the Property without Lessor's consent, except that the preparation of coffee, tea, hot chocolate and similar beverages and employee use of a microwave oven will be permitted, provided that such equipment and use is in accordance with all applicable federal, state, county and city laws, codes, ordinances and any manufacturer's guidelines and recommendations.

         1.10 Lessee will not solicit business from other lessees of the, Property. Canvassing, soliciting, peddling and distribution of handbills or any other written material is prohibited, and Lessee will cooperate with Lessor to prevent such activities.

         1.11 Lessee agrees to comply with and not to restrict or impair In any way, all safety, fire protection and evacuation procedures and regulations established by Lessor or any governmental agency. Lessee shall not do or permit any act or bring anything on the Property or any part thereof which shall obstruct or interfere with the rights of other lessees.

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         1.12 Except for the ordinary hanging of pictures and wail decorations,
Lessee will not mark, drive nails, screw, cut or drill into the partitions, woodwork, ceilings or plaster, or in any way deface, mar, paint or penetrate the Premises or any part of the Property, except In accordance with the Lessee Alteration provisions of the Lease. Additionally, Lessee will not affix any floor covering to the floor of the Premises in any manner except as approved by Lessor.

         1.13 No electrical wiring, outlets or apparatus shall be Installed or altered by Lessee, except in accordance with the Lessee Alteration provisions of the Lease. Lessor reserves the right to direct where and how telephone and other telecommunication wires are to be Introduced to the Premises. Lessee may not alter or overburden the designed capacity of any existing electrical outlets.

         1.14 Lessee shalt not place or affix any radio or television antennas, satellite dishes, loudspeakers or other similar devices, awnings, outside furniture, etc. on the roof, exterior walls or outside of any building or on any other pad of the Property without Lessor's prior written 'approval. Additionally Lessee will not place any signs, advertising, billboards, lighting, or any other devices or means of advertising or identification on property adjacent to the Property that in Lessor's opinion obstructs, Impairs, restricts or in any way, in Lessors opinion, negatively. affects the Property or would not be permitted by the terms of this Lease or these Rules and Regulations if such action were taken on the Property.

         1.15 Lessor reserves the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought on to the Property. Such Lessor approved items shall be moved in or about the Property under the direction of Lessor and in a manner and at such times that will not inconvenience any lessee. Lessor reserves the right to prohibit or impose conditions upon the installation of objects which may overload any floor.

         1.16 All parking facilities of the property shall be regulated by Lessor and may be modified or amended(.) as Lessor deems necessary. Lessee shall not permit or allow any vehicles that belong to or that are controlled by Lessee or Lessee's employees, customers or invitees to be loaded, unloaded or parked in areas other than those designated by Lessor for such activities. Users of the parking areas will obey all posted signs and not impede the flow of traffic. Washing, waxing, cleaning or servicing of any vehicle is prohibited. No campers, recreational vehicles or trailers are permitted and all disabled vehicles must be removed within 24 hours. Tor Sale" signs 'or any other advertising is not permitted on or about any parked vehicle. No Vehicles shall be brought into or kept in the Premises. Lessor reserves the right to tow, without cost or liability to Lessor, any vehicle: 1) parked in an unauthorized or illegal parking area or, 2) whose audio theft alarm system remains engaged for an unreasonable period; and 3) belonging to any violator of any of Lessor's parking rules and regulations. Further, in addition to all of Its other rights and remedies, Lessor reserves the right to refuse to permit any person to park within the Property who violates any of these or any other rules or regulations which Lessor rosy establish.

         1.17 Lessee shall not do any act which will create any additional costs to maintain the appearance or cleanliness of any part of the Property. No dirt or other substances shall be disposed of anywhere on the Property, inducting but not limited to in any hallways, stairways, elevators or lobbies or on any parking areas, landscaping, walkways or in any other areas used In common with other lessees.

         1.18 Lessee assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping Premises doors locked and all doors into common areas such as doors Into entrances, public corridors, lobbies, etc., closed, except for normal ingress and egress.

         1.19 No signage, notices or advertisements may be placed by leseee anywhere outside of its Premises and all signage must comply with the Sign Criteria exhibit attached to and made a part of this Lease and any other terms and conditions of these Rules and Regulations and the Lease.

          1.20 Lessee shall not use any method of heating or air conditioning other than as provided by Lessor without Lessors prior written consent.

         1.21 Lessor may prohibit smoking Within Lessee's Premises, the Project, or any part thereof, and may require Lessee and any of Its agents, employees, suppliers, customers, guests and invitees who desire to smoke, to smoke within specifically designated smoking areas which Lessor may change from time to time. It will be Lessee's sole responsibility to ascertain from Lessor the specific smoking program in effect at the Property at the time of its lease commencement. Any smoking program implemented by Lessor will be strictly enforced.

         1.22 Rest room partitions, mirrors, wash basins and other plumbing fixtures shall not be used for any purpose other than that for which they were constructed and no sweepings, trash or other substances shall be disposed of therein. Any damage or Injuries caused by Lessee, its employees, agents, contractors, suppliers, invitees or licensees shall be borne directly by Lessee.

         1.23 No heavy items may be transported by elevator if such item or Items exceed the load capacity of the elevator. Lessee's Initial move in and subsequent deliveries of bulky items, such as furniture, equipment, supplies, merchandise, safes and similar items will be subject to reasonable scheduling and approval of persons moving such items by Lessor. Deliveries during normal office hours shall be limited to normal office supplies and other small items. Lessee shall be responsible for protecting elevator Interior and exterior finishes and flooring whenever Items are transported in them on Lessee's behalf.

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         1.24 Lessee will not waste electricity, water or air conditioning and agrees to cooperate fully with Lessor in this regard and to comply with any Lessor or governmental energy-saving rules, laws and regulations.

         1.25 Lessee understands that air conditioning and heating systems supply cool air and heat to large zones regulated by zonal thermostats.. Lessor shall determine the locations of, make any modifications to, and have exclusive control over all such thermostats, their settings, the zones and all parts of the system. Lessee agrees to cooperate with other parties within its zone(s) to maximize the comfort level of all parties and shall not touch, adjust, tamper with, or otherwise affect any thermostat or any part of the heating/cooling systems. Lessee will direct all problems related to heating/cooling systems directly to Lessor.

         1.26 Lessor shall be under no obligation to provide heating or air conditioning services to the building during off hours (between 6;00-p.m. and 8:00 a.m., Monday through Friday and on nonbusiness days). Lessee may request additional heating or air conditioning during off hours and, should Lessor agree to supply such service, Lessee will reimburse Lessor for all costs and expenses incurred, as determined by Lessor in its sole discretion.

         1.27 Lessor and its agents reserve the right to exclude from the building any unknown person, or any person otherwise improperly identified. Lessor shall in no case be liable for any damages for any error with regard to the admission to or exclusion from the building of any person. In the case of invasion, mob, riot, public excitement or any other circumstance which Lessor, in its sole discretion, believes will place lessees and/or the Property fn jeopardy, l4sor reserves the right to prevent access to the building during the continuance of same by such action as Lessor may deem appropriate.

         1.28 Lessee's designated representative shall notify Lessor promptly of any required maintenance Items for which Lessor is responsible. Employees of Lessor will not perform any work or do anything outside of their regular duties unless under special instruction by Lessor.

         1.29 No Lessee shall employ any person or persons other than the janitor of Lessor for the purpose of cleaning' its Premises unless otherwise agreed to by Lessor In writing. No Lessee shall cause any unnecessary labor by reason of Lessee's carelessness or indifference In the preservation of good order and cleanliness. Lessor shall not be responsible to any lessee for any loss of property on the Premises or on or about the Property, however occurring, or for any damage done to any effects of any lessee by the janitor or any other employee or any other person.

         1.30 Neither Lessee nor any of Its employees, agents, contractors, suppliers, invitees or licensees may use on any portion of the Premises, Project or Property any hand truck except those equipped with rubber tires and side guards or such other material-handling equipment as Lessor may approve or require.

         1.31 These Rules and Regulations impose obligations upon Lessee which are in addition to the obligations of Lessee set forth in the Lease. Nothing in these Rules and Regulations will be construed in any way.to diminish or to waive, in whole or in part, the terms, covenants, agreements and conditions of the Lease. in the event that provisions of both these Rules and Regulations and also of the Lease regulate the same subject matter, I Pssee shall comply with all such. provisions; if any such provisions are in direct conflict, the provisions of the Lease shall control. Lessor may waive any one or more of these Rules and Regulations for the benefit of any other lessee, but no such waiver by Lessor will be construed as a waiver of such Rules and Regulations In favor of Lessee, nor obligate Lessor to grant any waiver (similar or dissimilar) to Lessee, nor prevent Lessor from thereafter enforcing any such Rules and Regulations against any or all of the lessees of the Property. Waiver of one Rule or Regulation shall not constitute nor require any other waiver of the same or any other Rule or Regulation. Delay in enforcement by Lessor shall not constitute a waiver. A waiver by Lessor shall only be established by proof of a written waiver Issued by Lessor expressly setting forth such waiver.

         1.32 Lessor reserves the right to adopt such additional reasonable and nondiscriminatory Rules and Regulations (whether similar or dissimilar to these Rules and Regulations), and/or such amendments to any Rule or Regulation, as, in Its judgment, may from time to time be appropriate and Lessee agrees to abide by all such additional Rules and Regulations and amendments which may be adopted.

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